Exhibit 99.1

0 Investor Presentation May / June 2022

DISCLAIMER Forward - Looking Statements This presentation contains, and from time - to - time in connection with this presentation our management may make, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward - looking statements reflect our views at such time with respect to, among other things, future events and our financial performance. These statements are often, but not always , m ade through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continu e,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” and “outlook,” or the negative version of these w ord s or other comparable words or phrases of a future or forward - looking nature. These forward - looking statements are not historical facts an d are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by m ana gement, and any such forward - looking statements are subject to risks, assumptions, estimates and uncertainties that are difficult to pre dict. Further, statements about the potential effects of the COVID - 19 pandemic on our businesses and financial results and conditions may const itute forward - looking statements and are subject to the risk that the actual effects may differ, possibly materially, from what is ref lected in those forward - looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us. Actual results may prove to be materially different fro m the results expressed or implied by the forward - looking statements. Factors that could cause our actual results to differ materially from th ose described in the forward - looking statements, including (without limitation) the risks and uncertainties associated with the ongoing impacts o f COVID - 19, the domestic and global economic environment and capital market conditions and other risk factors, can be found in our SEC filing s, including, but not limited to, our Annual Report on Form 10 - K for the year ended December 31, 2021, and our Quarterly Report on Form 10 - Q for t he quarter ended March 31, 2022, which are available on our website (www.fhb.com) and the SEC’s website (www.sec.gov). Any forward - looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forw ard - looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Use of Non - GAAP Financial Measures The information provided herein includes certain non - GAAP financial measures. We believe that these measures provide useful inf ormation about our operating results and enhance the overall understanding of our past performance and future performance. Although t hes e non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytic al tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GA AP. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assess ing our performance or financial condition. The reconciliation of such measures to the comparable GAAP figures are included in the a ppe ndix of this presentation. Other References to “we,” “us,” “our,” “FHI,” “FHB,” “Company,” and “First Hawaiian” refer to First Hawaiian, Inc. and its consolid ate d subsidiaries. 1

Q1 2022 FINANCIAL HIGHLIGHTS 1 (1) Comparisons to Q4 2021 (2) ROATA and ROATCE are non - GAAP financial measures. A reconciliation of average tangible assets and average tangible stockholders ’ equity to the comparable GAAP measurements is provided in the appendix of this slide presentation. (3) Declared on April 20, 2022. Payable June 3, 2022 to stockholders of record at close of business on May 23, 2022. 2 • Net income $57.7 mm • Grew loans $40 mm (ex PPP) • Grew total deposits $454 mm, Grew consumer and commercial deposits $421 mm • Net interest margin expanded 4 bps. Cost of deposits down 1 bp to 5 bps • Excellent credit quality. $5.7 mm negative provision recorded • Well capitalized: 12.27% CET1 ratio • Declared $0.26 / share dividend Q1 2022 Q4 2021 Net Income ($mm) $57.7 $57.0 Diluted EPS $0.45 $0.44 Net Interest Margin 2.42% 2.38% Efficiency Ratio 59.0% 60.5% ROA / ROATA 2 0.93% / 0.97% 0.88% / 0.92% ROE / ROATCE 2 9.19% / 15.08% 8.46% / 13.47% Tier 1 Leverage Ratio CET 1 Capital Ratio Total Capital ratio 7.50% 12.27% 13.48% 7.24% 12.24% 13.49% Dividend 3 $0.26 / share $0.26 / share

BALANCE SHEET HIGHLIGHTS 3 $ in thousands 3/31/22 12/31/21 Assets Int - bearing Deposits in Other Banks $ 1,352.1 $ 1,011.8 Investment Securities 8,062.4 8,428.0 Loans and Leases 12,891.7 12,962.0 Total Assets 25,042.7 24,992.4 Liabilities Deposits $ 22,270.4 $ 21,816.1 Long - Term Borrowings --- --- Total Stockholders Equity 2,285.1 2,656.9 Comments • Continued strong liquidity position o 58% loan/deposit ratio at 3/31/22 • Decline in investment portfolio balance due to mark - to - market (MTM) accounting o No credit risk issues o Limited extension risk, duration at 3/31/22 was 5.5 yrs versus 5.6 yrs at 12/31/21 • MTM adjustment reflected in AOCI and stockholders equity o Reduced tangible book value, but no impact on regulatory capital ratios o No impact on ability to return capital to stockholders

INVESTMENT HIGHLIGHTS 4 Strong, Consistent Financial Performance Leading Position In Attractive Markets Experienced Leadership Team High Quality Balance Sheet Proven Through The Cycle Performance Well - Capitalized With Attractive Dividend 1 2 3 4 5 6

NALs / Loans 59.0% 57.5% FHB Peer Median 15.1% 14.0% FHB Peer Median STRONG PERFORMER IN ATTRACTIVE MARKET 5 Branch Presence Financial Overview – 1Q 2022 YTD ($ billions) Source: Public filings and S&P Global Market Intelligence as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. Market data as of 11 - May - 2022. (1) Peer median is based on public banks $10 – $50bn in assets constituted as of 31 - Dec - 2021; excludes merger targets. (2) ROATA (Return On Average Tangible Assets) and ROATCE (Return on Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. (3) Dividend yield based on dividend paid in 1Q 2022 and closing market price as of 11 - May - 2022. Company Highlights x Oldest and largest Hawaii - based bank x Full - service community bank with complete suite of products & services x Largest combined deposit base in Hawaii, Guam and Saipan x Largest Hawaii - based lender x $18.4 bn assets under administration as of 1Q22 x Proven through the cycle and outstanding operating performance Efficiency Ratio ROATCE (2) Dividend Yield (3) Maui Kahoolawe Lanai Oahu Kauai Niihau Honolulu Hawaii Island Molokai 4.22% 3.11% FHB Peer Median 0.07% 0.38% FHB Peer Median Market Cap $ 3.1 Loans $ 12.9 Assets $ 25.0 Deposits $ 22.3 Guam Saipan (1) (1) (1) (1) 5 bps 10 bps FHB Peer Median Cost of Deposits (1) 1.0% 1.2% FHB Peer Median ROATA (2) (1) 51 branches

DESPITE NEAR - TERM CHALLENGES, THE FUNDAMENTAL STRENGTHS OF HAWAII’S ECONOMY REMAIN INTACT 6 • Attractive destination for domestic and international travelers • Attractive alternative for travelers concerned about international travel • Well - developed visitor industry infrastructure • High quality medical care • Strategically important • Headquarters of US Indo - Pacific Command and regional component commands: Army, Navy, Air Force, Marines • Estimated total defense spending in Hawaii in 2020: $7.7bn (3) • Defense spending is 8.5% of state GDP (3) • Over 50k active duty, National Guard and Reserve personnel stationed in Hawaii (3) • Almost 20k civilian employees (3) Government 20% Real Estate 20% Residential RE 23% Other 15% Transportation & Warehousing 5% Entertainment 10% Professiona l 9 % Construction 6% Retail Trade 7 % Healthcare & Education 8% Hawaii GDP by Industry (2019) (1) Visitor spending is ~19% of Hawaii GDP (2) (1) US Bureau of Economic Analysis (2) Based on $17.9bn of 2019 visitor spending according to Hawaii Department of Business, Economic Development and Tourism. Fundamental Strengths (3) defenseeconomy.hawaii.gov

$9.1 $22.3 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 Source: Public filings and S&P Global Market Intelligence as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021; excludes merger targets. (1) ROATCE (Return on Average Tangible Common Equity) is a non - GAAP financial measure. A reconciliation to the comparable FHB GAAP measure is provided in the appendix. 12.1% 18.1% 15.1% 10.5% 14.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 46.5% 59.0% 60.3% 57.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 STRONG PERFORMANCE THROUGH THE CYCLE 7 Through the Cycle Credit Performer Strong Expense Mgmt. Culture Consistent Record of Profitability Consistent Deposit Growth ($ bn ) Steady, Balanced Loan Growth ($ bn ) $6.5 $12.9 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 NPAs + 90s / Loans + OREO Efficiency Ratio ROATCE (1) 1Q22 Cost of Deposits: 0.05% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 0.16% 0.60% 0.10% 0.40% 3.05% 0.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 YTD YTD

$ 359 $ 365 $ 357 $ 355 $ 353 $ 380 $ 387 $ 380 $ 395 $ 365 $ 310 $ 71 $ – $ 50 $ 100 $ 150 $ 200 $ 250 $ 300 $ 350 $ 400 $ 450 1.40% 1.47% 0.89% 0.97% 0.92% 1.37% 1.03% 1.15% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% CONSISTENT TRACK RECORD OF STRONG PROFITABILITY 8 Source: Public filings and S&P Global Market Intelligence, as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021; excludes merger targets. (1) PTPP (Pre - Tax, Pre - Provision) Earnings, ROATA (Return On Average Tangible Assets) and ROATCE (Return On Average Tangible Common Equity) are non - GAAP financial measures. A reconciliation to the comparable FHB GAAP measures is provided in the appendix. 12.1% 18.1% 10.9% 15.5% 15.1% 10.5% 15.8% 11.7% 16.0% 14.0% 4.0% 8.0% 12.0% 16.0% 20.0% 24.0% Year Ended December 31 Pre - Tax, Pre - Provision Earnings ($mm) (1) ROATA (1) Stable Earnings Drivers ROATCE (1) Year Ended December 31 Consistent PTPP Earnings Consistent History of Strong Profitability First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 ▪ Dominant loan and deposit positions in attractive markets ▪ Consistent underwriting standards with proven performance through the credit cycle ▪ Demonstrated history of disciplined expense management

0.21% 0.73% 0.08% 0.10% 1.05% 0.02% 0.00% 0.50% 1.00% 1.50% PROVEN, CONSISTENT, AND CONSERVATIVE CREDIT RISK MANAGEMENT Strong through the cycle credit performance driven by conservative approach to credit risk management 9 Year Ended December 31 0.16% 0.63% 0.10% 0.39% 3.05% 0.44% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% As of December 31 1.43% 1.17% 1.18% 1.98% 1.09% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 71.4x 17.5x 3.7x 3.3x As of December 31 As of December 31 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Source: Public filings and SNL Financial, available as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021; excludes merger targets. NCOs / Average Loans NPAs + 90s / Loans + OREO Reserves / Loans Reserves / Non - Accrual Loans 75.0x 30.0x 20.0x 10.0x 40.0x

4.2% 3.1% First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets WELL - CAPITALIZED WITH AN ATTRACTIVE DIVIDEND $75MM STOCK REPURCHASE PROGRAM IN 2022 10 Source: Public filings and S&P Global Market Intelligence as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021, excludes merger targets. Percentages m ay not total due to rounding. (1) Dividends and share repurchases are subject to approval of FHI’s board of directors, future capital needs and regulatory appr ov als. (2) Dividend yield (MRQ) based on 1Q 2022 paid dividend and market data as of 11 - May - 2022. Robust Capital Position Attractive Dividend Yield (1)(2) Capital Management Approach 12.3% 12.9% 0.5% 1.2% 2.2% 13.5% 15.6% FHI 1Q22 Public U.S. Banks with $10-$50bn of Assets Tier 2 NCT1 CET 1 Tier 1 Leverage 7.5% 9.4% ▪ Retain sufficient earnings to support loan growth and maintain strong capital levels ▪ Return excess capital through dividends and share repurchases ▪ Stock repurchase program for up to $75mm of common stock during 2022 ▪ Held dividend at $0.26/share in 1Q 2022 ▪ No shares repurchased in 1Q 2022

11 Appendix

FULL SUITE OF PRODUCTS AND SERVICES 12 • Largest commercial lender in Hawaii • 58 commercial bankers (2) • Relationship - based lending • Primary focus on Hawaii, additional focus on California • C&I, leases, auto dealer flooring, CRE, and C&D • Strong relationships with proven local real estate developers • $18.4 bn of AUA (3) and 30 financial advisors (2) • Personal services include financial planning, insurance, trust, estate, and private banking • Institutional services include investment management, retirement plan administration, and custody • Mutual funds provided by Bishop Street Capital Management • 33.8% deposit market share in Hawaii (1) • Retail deposit products offered through branch, online, mobile, and direct channels • Commercial deposits, treasury and cash management products • Hawaii state and municipal relationships Commercial Lending Wealth Management Deposits • Services provided to individuals and small to mid - sized businesses • Full service branches, online and mobile channels • Exclusively in - footprint focus • First mortgages, home equity, indirect auto financing, and other consumer loans Consumer Lending • Leading credit card issuer among Hawaii banks • Approximately 157,000 accounts with more than $2.1bn annual spend (2) • Consumer, small businesses, and commercial cards • Issuer of M asterCard Credit Cards • Largest merchant processor in Hawaii • Spans Hawaii, Guam and Saipan • Over 3,400 terminals processed ~38.4 mm transactions in 2021 • Relationships with all major U.S. card companies and select foreign cards Merchant Processing First Hawaiian is a full - service community bank focused on building relationships with our customers (1) Source: FDIC as of 30 - Jun - 2021 (2) As of 31 - Dec - 2021 (3) As of 31 - Mar - 2022

A LEADER IN HAWAII 13 The banking market in Hawaii is dominated by local banks, with the top 4 banks accounting for ~93% of deposits Sources: S&P Global Market Intelligence, FDIC, SEC and company filings. Company filings used for peers where available, othe rwi se regulatory data used. Note: Financial data as of 31 - Mar - 2022. (1) ROATCE (return on average tangible common equity) and ROATA (return on average tangible assets) are non - GAAP financial measures. Reconciliations to the comparable FHB GAAP measures are provided in the appendix. (2) Deposit market share based on FDIC data as of 30 - Jun - 2021. Branches 51 54 38 30 FTEs 2,022 2,084 1,075 776 Assets ($bn) 25.0 23.0 9.3 7.3 Loans ($bn) 12.9 12.5 5.2 5.2 Deposits ($bn) 22.3 20.7 8.3 6.6 YTD 1Q 2022 ROATCE 15.1% (1) 14.2% 15.5% 14.6% YTD 1Q 2022 ROATA 0.97% (1) 0.97% 1.05% 1.07% Loan Portfolio Deposit Portfolio Hawaii Deposits 2 Balance ($bn) $19.1 $19.2 $7.9 $6.4 Share 33.8% 34.0% 14.0% 11.3 % Commercial Commercial RE Residential RE Consumer & Other Transaction Accounts Savings / MMDA Time Deposits 11% 15% 35% 32% 10% 11% 28% 35% 16% 4% 12% 24% 50% 10% 13% 11% 27% 36% 13% 8% 44% 48% 5% 58% 37% 5% 90% 5% 11% 56% 33% 7% HELOC

BALANCE SHEET WELL POSITIONED TO BENEFIT FROM RISING RATES 14 Loan yields began responding to increase in fed funds rate in March Well Positioned for Rising Rates 2.5% 4.9% 5.0% 9.8 % Ramp Immediate Change NII Sensitivity +100bps NII Sensitivity +50bps • Approximately $5.2 bn, or 40% of the loan portfolio, reprices within 90 days • Well - structured investment portfolio with limited extension risk • Stable, low - cost deposit base • Hawaii has experienced lower deposit costs and had a lower deposit beta in previous rate cycles (1) For a discussion of the factors that could cause actual NII Sensitivity results to differ from simulation analyses, see “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Governance and Quantitative and Qualitative Disclosures About Market Risk – Market Risk Measurement ” in our Quarterly Report on Form 10 - Q for the quarter ended March 31, 2022. NII Benefit From Rate Hike (1) As of March 31, 2022 $ 146 $ 143 $ 140 $ 139 $ 128 $ 134 $ 135 $ 129 $ 131 $ 133 $ 137 $ 134 3.88% 3.79% 3.66% 3.57% 2.84% 2.86% 2.83% 2.66% 2.55% 2.44% 2.45% 2.47% 0.57% 0.54% 0.44% 0.38% 0.19% 0.13% 0.11% 0.08% 0.07% 0.06% 0.06% 0.05% 3.25% 3.19% 3.15% 3.12% 2.58% 2.70% 2.71% 2.55% 2.46% 2.36% 2.38% 2.42% 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Net Int Inc. Earning Asset Yield Cost of Deposits NIM

$8.9 $9.1 $9.4 $10.2 $10.5 $12.2 $12.9 $13.6 $14.7 $16.1 $16.8 $17.6 $17.2 $16.4 $19.2 $21.8 $22.3 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 Demand 44% Money Market 18% Savings 26% Time 7% SOLID, LOW - COST CORE DEPOSIT BASE Strong brand, deep ties to the community and a leading market share position have driven an attractive, low - cost deposit base Deposits: $22.3bn 1Q22 Cost of Deposits: 0.05% Year Ended December 31 Deposit Portfolio Composition Consistent Deposit Growth ($bn) Best - in - Class Cost of Deposits 0.87% 1.92% 0.05% 1.71% 3.02% 0.10% – % 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50 % First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets Year Ended December 31 Source: Public filings and S&P Global Market Intelligence, as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021; excludes merger targets. 5% of Total Deposits are Public Deposits Public Savings 4% Reduced Public Time Deposits by $1.5 bn in 2018 and 2019 Public Time 1% ▪ Total deposits increased $2.6 bn, or 13.5%, in 2021 ▪ Consumer and commercial deposits increased by $3.1 bn ▪ Public deposits decreased by $0.5 bn ▪ Growth continued in 1Q 2022, as total deposits grew by $454.3 mm ▪ Commercial and consumer deposits increased by $420.6 mm Growing Consumer and Commercial Deposits, Reducing Public Time Deposits 15

$6.4 $6.5 $7.9 $8.0 $8.3 $8.3 $9.0 $9.5 $10.0 $10.7 $11.5 $12.3 $13.1 $13.2 $13.3 $13.0 $12.9 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 1Q22 STEADY ORGANIC GROWTH AND BALANCED LOAN PORTFOLIO Steady through the cycle organic loan growth and balanced loan portfolio Expect mid - to - high single digit loan growth (ex PPP) in 2022 16 Well - positioned to serve clients during the financial crisis Loans: $12.9 bn 1Q22 Loan Yield: 3.3% Loans / Deposits 71% 72% 84% 78% 79% 69% 70% 70% 68% 67% 69% 70% 76% 80% 69% 59% 58% Year Ended December 31, Balanced Loan Portfolio (as of 3/31/22) Steady Loan Growth ($bn) Note: Financial data as of 31 - Mar - 2022 ▪ Largest Hawaii - based lender ▪ Balanced Portfolio ▪ 51% Commercial, 49% Consumer ▪ 80% Hawaii/Guam/Saipan, 20% Mainland ▪ Commercial ▪ Hawaii’s leading commercial bank with most experienced lending team. ▪ Average commercial loan officer experience > 25 years ▪ 62 % Hawaii/Guam/Saipan, 38% Mainland ▪ $ 1,257 mm Shared National Credit portfolio ▪ Participating in SNC lending for over 20 years ▪ 20 % Hawaii - based, 80% Mainland ▪ Leading SBA lender Hawaii ▪ SBA Lender of the Year (Category 1) 2017, 2018, 2019 ▪ Leveraged SBA experience to quickly launch PPP program ▪ Originated over 10k PPP loans for over $1.4bn in principal balances in 2020 and 2021 ▪ Consumer ▪ Primarily a Prime and Super Prime lender ▪ ~90% of portfolio collateralized ▪ Financing consumer auto loans for over 40 years C&I $1,924 mm 15% CRE $3,760 mm 29% Construction $708 mm 6% Leasing $223 mm 2% Residential $4,154 mm 32% Home Equity $918 mm 7% Consumer Auto $815 mm 6% Credit Card $277 mm 2% Other Consumer $113 mm 1% Loan Portfolio Highlights (as of 3/31/22) Sold $409 mm SNC loans in 2019

46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 59.0% 60.3% 60.3% 62.2% 61.9% 61.1% 59.2% 58.3% 55.8% 55.7% 55.6% 57.1% 57.5% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 First Hawaiian, Inc. Public U.S. Banks with $10-$50bn of Assets 2.04% 1.88% 1.78% 1.74% 1.74% 1.74% 1.74% 1.80% 1.82% 1.68% 1.66% 1.68% 2.96% 2.84% 2.84% 2.69% 2.61% 2.53% 2.46% 2.39% 2.36% 2.19% 1.99% 1.89% 1.50% 2.00% 2.50% 3.00% 3.50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 DEMONSTRATED HISTORY OF DISCIPLINED EXPENSE MANAGEMENT 17 Source: Public filings and S&P Global Market Intelligence, as of 11 - May - 2022 Note: Financial data as of 31 - Mar - 2022. $10 – $50bn banks constituted as of 31 - Dec - 2021; excludes merger targets. Year Ended December 31, Year Ended December 31, Noninterest Expense / Average Assets Well Managed Noninterest Expense ($mm) Efficiency Ratio • Maintained expense discipline during pandemic • Very little expense growth from 2018 - 2020 • Q4 2021 expenses included a $9 mm charge for prepayment of $200 mm of FHLB advances • 2022 expense outlook: 2021 expenses + 6.5% to 7% • Inflation and normalization of customer activity levels • Expenses related to the new core platform • Additional investments in technology $ 312 $ 302 $ 297 $ 304 $ 327 $ 337 $ 348 $ 365 $ 370 $ 368 $ 406 $ 104 46.5% 45.3% 45.4% 46.1% 48.1% 47.0% 47.3% 49.0% 48.4% 50.1% 56.5% 59.0% '11 '12 '13 '14 '15 '16 '17 '18 19 '20 '21 1Q22 Noninterest Expense Efficiency Ratio CAGR: 2.7% Year Ended December 31,

ASSET QUALITY CONTINUED STRONG CREDIT PERFORMANCE 18 • 30 - 89 past due comprised of accruing and non - accruing loans Note: TLL - Total Loans and Leases • 90 past due comprised of accruing loans • Includes OREO

HAWAII BANKS HAVE A SIGNIFICANT DEPOSIT ADVANTAGE 19 Source: SNL Financial and the Federal Reserve website (1) Deposit beta is defined as the change in deposit costs as a percentage of the change in Fed Funds over a particular period. D ep osit cost uses starting point (2Q04) to peak (3Q07); one quarter lag. (2) Includes First Hawaiian, Bank of Hawaii, American Savings, Central Pacific, Territorial Bancorp, Hawaii National. 4Q21 cost o f deposits based on publicly available company reported information. (3) Includes all U.S. bank holding companies excluding Hawaii - based banks. 4Q21 cost of deposits based on publicly available compan y reported information. Hawaii banks experience more favorable deposit behavior across all rate cycles; Hawaii banks experienced a deposit beta ( ¹ ) of ~34% vs. ~47% for broader U.S. banks during the last rising rate cycle 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Hawaii Banks² U.S. Banks³ Fed Funds 11bps Current Funding Advantage 3.32% 2.01% 5.25% 131 bps Funding Advantage 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.06% 0.17% 0.08% 2021

GAAP TO NON - GAAP RECONCILIATIONS Return on average tangible stockholders’ equity, return on average tangible assets and tangible stockholders’ equity to tangible assets are non - GAAP financial measures. We compute our return on average tangible stockholders’ equity as the ratio of net income to average tangible stockholders’ equity, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total stockholders’ equity. We compute our return on average tangible assets as the ratio of net income to average tangible assets, which is calculated by subtracting (and thereby effectively excluding) amounts related to the effect of goodwill from our average total assets. We compute our tangible stockholders’ equity to tangible assets as the ratio of tangible stockholders’ equity to tangible assets, each of which we calculate by subtracting (and thereby effectively excluding) the value of our goodwill. We believe that these measurements are useful for investors, regulators, management and others to evaluate financial performance and capital adequacy relative to other financial institutions. Although these non - GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results or financial condition as reported under GAAP. Investors should consider our performance and capital adequacy as reported under GAAP and all other relevant information when assessing our performance and capital adequacy. The following tables provide a reconciliation of these non - GAAP financial measures with their most directly comparable GAAP measures. 20

GAAP TO NON - GAAP RECONCILIATION 21 (1) Annualized for the three months ended March 31, 2022, December 31, 2021 and March 31, 2021 (dollars in thousands, except per share amounts)                     Income Statement Data: Net income $ 57,719 $ 57,022 $ 57,693 Average total stockholders' equity $ 2,547,865 $ 2,675,513 $ 2,727,701 Less: average goodwill 995,492 995,492 995,492 Average tangible stockholders' equity $ 1,552,373 $ 1,680,021 $ 1,732,209 Average total assets $ 25,080,453 $ 25,650,505 $ 22,944,699 Less: average goodwill 995,492 995,492 995,492 Average tangible assets $ 24,084,961 $ 24,655,013 $ 21,949,207 Return on average total stockholders' equity(1) 9.19%   8.46%   8.58 %   Return on average tangible stockholders' equity (non-GAAP)(1) 15.08%   13.47%   13.51 %   Return on average total assets(1) 0.93%   0.88%   1.02 %   Return on average tangible assets (non-GAAP)(1) 0.97%   0.92%   1.07%   (dollars in thousands, except per share amounts)                Balance Sheet Data: Total stockholders' equity $ 2,285,149 $ 2,656,912 $ 2,683,630 Less: goodwill 995,492 995,492 995,492 Tangible stockholders' equity $ 1,289,657 $ 1,661,420 $ 1,688,138 Total assets $ 25,042,720 $ 24,992,410 $ 23,497,596 Less: goodwill 995,492 995,492 995,492 Tangible assets $ 24,047,228 $ 23,996,918 $ 22,502,104 Shares outstanding 127,686,307 127,502,472 129,749,890 Total stockholders' equity to total assets 9.13%   10.63%   11.42 % Tangible stockholders' equity to tangible assets (non-GAAP) 5.36%   6.92%   7.50 % Book value per share $ 17.90 $ 20.84 $ 20.68 Tangible book value per share (non-GAAP) $ 10.10 $ 13.03 $ 13.01 March 31,  December 31,  March 31,  2022 2021 2021 2022 2021 2021 As of As of As of For the Three Months Ended March 31,  December 31,  March 31,

GAAP TO NON - GAAP RECONCILIATION - ANNUAL 22 Note: Totals may not sum due to rounding. As of and for the Twelve Months Ended December 31, (Dollars in millions, except per share data) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 2011 Net Income $265.7 $185.8 $ 284.4 $ 264.4 $ 183.7 $230.2 $213.8 $216.7 $214.5 $211.1 $199.7 Average Total Stockholders’ Equity $2,708.4 $2,698.9 $ 2,609.4 $ 2,457.8 $ 2,538.3 $2,568.2 $2,735.8 $2,698.4 $2,667.4 $2,664.2 $2,640.6 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Stockholders’ Equity $1,712.9 $1,703.4 $ 1,613.9 $ 1,462.3 $ 1,542.8 $1,572.7 $1,740.3 $1,702.9 $1,672.0 $1,668.7 $1,645.1 Total Stockholders’ Equity 2,656.9 2,744.1 2,640.3 2,524.8 2,532.6 2,476.5 2,736.9 2,675.0 2,651.1 2,654.2 2,677.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Stockholders’ Equity $1,661.4 $1,748.6 $ 1,644.8 $ 1,529.3 $ 1,537.1 $1,481.0 $1,741.4 $1,679.5 $1,655.6 $1,658.7 $1,681.9 Average Total Assets 24,426.3 21,869.1 20,325.7 20,247.1 19,942.8 19,334.7 18,785.7 17,493.2 16,653.6 16,085.7 15,246.8 Less: Average Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Average Tangible Assets $23,430.8 $20,873.6 $ 19,330.2 $ 19,251.6 $ 18,947.3 $18,339.2 $17,790.2 $16,497.7 $15,658.1 $15,090.2 $14,251.3 Total Assets 24,992.4 22,662.8 20,166.7 20,695.7 20,549.5 19,661.8 19,352.7 18,133.7 17,118.8 16,646.7 15,839.4 Less: Goodwill 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 995.5 Tangible Assets $23,996.9 $21,667.3 $ 19,171.2 $ 19,700.2 $ 19,554.0 $18,666.3 $18,357.2 $17,138.2 $16,123.3 $15,651.2 $14,843.9 Return on Average Total Stockholders’ Equity 9.81% 6.88% 10.90% 10.76% 7.24% 8.96% 7.81% 8.03% 8.04% 7.92% 7.56% Return on Average Tangible Stockholders’ Equity (non - GAAP) 15.51% 10.91% 17.62% 18.08% 11.91% 14.64% 12.28% 12.72% 12.83% 12.65% 12.14% Return on Average Total Assets 1.09% 0.85% 1.40% 1.31% 0.92% 1.19% 1.14% 1.24% 1.29% 1.31% 1.31% Return on Average Tangible Assets (non - GAAP) 1.13% 0.89% 1.47% 1.37% 0.97% 1.26% 1.20% 1.31% 1.37% 1.40% 1.40%